UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2012

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 BENNY GAON STREET, BUILDING 2B
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2012, Mr. Daniel Borislow notified the Board of Directors of magicJack VocalTec Ltd. (the “Company”) of his intention to retire from his position as Chief Executive Officer and as a Director of the Company, effective as of January 1, 2013.  Mr. Borislow will continue to consult with the Company on new product developments and other matters.  Mr. Borislow was initially appointed Chief Executive Officer and a member of the Board on July 16, 2010 upon the merger of YMax Corporation (“YMax”) with and into the Company.

At its meeting on December 27, 2012, the Board of Directors appointed Mr. Gerald Vento to serve as President and Chief Executive Officer of the Company, effective January 1, 2013.  Mr. Vento, age 65, was initially appointed to our Board on July 16, 2010 and elected as Chairman in April 2012.  Mr. Vento has served as a director of YMax since 2008.  Mr. Vento served as the Chief Executive Officer and Executive Chairman of Velocity Express, LLC, a privately held transportation and logistics company, from  2009 until 2012.  Previously, Mr. Vento served as the Chief Executive Officer and Executive Chairman of Westec Intelligent Surveillance, a privately held video surveillance security company, from 2004 through 2009 and continued to serve as a director through the sale of Westec in 2012.  From 1996 to 2002, Mr. Vento served as the Chief Executive Officer of TelCorp PCS Inc.  From 1993 to 1995, he served as the Vice Chairman and Chief Executive Officer of Sprint Spectrum/American PCS, L.P., where he oversaw the development of the first PCS network in the United States.

The Board elected Mr. Donald Burns to serve as Chairman of the Board until the next annual meeting of the Board.  Mr. Burns has served as a Director of the Company since December 17, 2010.

In connection with the management realignment discussed above,  Mr. Andrew MacInnes,  President of the Company, will depart from the Company effect January 1, 2013.  Mr. MacInnes will receive the benefits provided under his current employment contract.

On December 28, 2012, the Company issued a press release announcing the management changes discussed above.  The text of the press release is furnished herewith as Exhibit 99.1.

Item 7.01                Regulation FD Disclosure.

On December 28, 2012, the Company issued a press release announcing preliminary earnings and guidance estimates.  The text of the press release is furnished herewith as Exhibit 99.2.

Item 9.01.               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 28, 2012announcing management changes
99.2	Press Release dated December 28, 2012 announcing preliminary earnings and guidance estimates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Peter Russo
Name: Peter Russo
Title: Chief Financial Officer

Date: December 28, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 28, 2012announcing management changes
99.2	Press Release dated December 28, 2012 announcing preliminary earnings and guidance estimates